UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant and one right	BLACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	BLAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BLACW	The Nasdaq Stock Market LLC
Right to receive one-tenth (1/10) of one share of common stock	BLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to the PIPE Subscription Agreement

As previously disclosed by Bellevue Life Sciences Acquisition Corp., a Delaware corporation (“BLAC”), in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 10, 2024, BLAC and Toonon Partners Co., Ltd. (“Toonon”) entered into a subscription agreement (the “Subscription Agreement”), dated October 4, 2024, pursuant to which, among other things, BLAC has agreed to issue and sell to Toonon, and Toonon has agreed to subscribe for and purchase, 222,222 shares of Series A Preferred Stock of BLAC (the “Series A Preferred Stock”) for an aggregate purchase price of $20,000,000 or $90.00 per share of Series A Preferred Stock (the “PIPE Investment”).

On December 17, 2024, BLAC and Toonon signed the First Amendment to the Subscription Agreement (the “First Amendment”) which amended the Subscription Agreement to remove the redemption features of the Series A Preferred Stock contained in the Certificate of Designations that, pursuant to the closing of the PIPE Investment, BLAC intends to file with the Secretary of State of the State of Delaware.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a form of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

First Amendment to Amended and Restated Business Combination Agreement

As previously disclosed by BLAC in its Current Report on Form 8-K filed with the SEC on November 16, 2023, BLAC and OSR Holdings Co., Ltd., a corporation organized under the laws of the Republic of Korea (“OSR Holdings”), entered into a Business Combination Agreement, dated November 16, 2023 (the “Business Combination Agreement”). And as previously disclosed by BLAC in its Current Report on Form 8-K filed with the SEC on May 30, 2024, BLAC and OSR Holdings entered into an Amended and Restated Business Combination Agreement, dated May 23, 2024 (the “A&R BCA”).

On December 20, 2024, BLAC and OSR Holdings entered into the First Amendment to the A&R BCA (the “First Amendment to the A&R BCA”) which amended and restated Exhibit B (Form of Non-Participating Stockholder Joinder) to the A&R BCA to include a termination date for the put right and call right set forth in the Non-Participating Stockholder Joinder.

The foregoing description of the First Amendment to the A&R BCA does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to the A&R BCA, a copy of which is attached as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Some officers and directors of BLAC, including Kuk Hyoun Hwang, have interests in the business combination with OSR Holdings as individuals that are in addition to, and that may be different from, the interests of BLAC stockholders. Mr. Hwang is the Chief Executive Officer and a member of the Board of Directors of BLAC and Chairman of the Board of OSR Holdings. The Board of Directors of BLAC formed a separate committee (the “M&A Committee”), consisting of independent directors, to review and consider these interests during the negotiation of the Business Combination Agreement, the A&R BCA, and the First Amendment to the A&R BCA and in evaluating and unanimously approving, as members of the BLAC Board, the Business Combination Agreement, the A&R BCA and the First Amendment to the A&R BCA.

Additional Information and Where to Find It

BLAC has filed with the SEC a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which includes a preliminary proxy statement of BLAC and a prospectus in connection with the proposed business combination pursuant to an Amended and Restated Business Combination Agreement, dated as of May 23, 2024, by and among BLAC, OSR Holdings, each stockholder of OSR Holdings that executes a Participating Stockholder Joinder thereto, and each stockholder of OSR Holdings that executes a Non-Participating Stockholder Joinder thereto (the “Business Combination”). The definitive proxy statement and other relevant documents will be mailed to stockholders of BLAC as of a record date to be established for voting on BLAC’s proposed Business Combination. STOCKHOLDERS OF BLAC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH BLAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT BLAC, OSR HOLDINGS AND THE BUSINESS COMBINATION. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov, or by directing a request to BLAC by contacting Jun Chul Whang, c/o Bellevue Life Sciences Acquisition Corp., 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004 or by email at group@bellevuecm.com.

Participants in the Solicitation

BLAC, OSR Holdings and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of BLAC’s stockholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of BLAC’s directors and officers in the Registration Statement and BLAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 17, 2024, and its registration statement on Form S-1 for its initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to BLAC’s stockholders in connection with the proposed Business Combination is set forth in the Registration Statement. Information concerning the interests of BLAC’s and OSR Holdings’ equity holders and participants in the solicitation, which may, in some cases, be different than those of BLAC’s and the OSR Holdings’ equity holders generally, are set forth in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of BLAC and OSR Holdings may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination and the future performance of BLAC, including the anticipated impact of the proposed Business Combination on this performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of BLAC and OSR Holdings and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement with respect to the proposed Business Combination, (2) the outcome of any legal proceedings that may be instituted against the parties in connection with the proposed Business Combination; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of BLAC or the failure of any other conditions to closing; (4) the impact of the COVID-19 pandemic (or any other global health disruption) on (x) the parties’ ability to consummate the proposed Business Combination and (y) the business of OSR Holdings and the surviving company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the inability to obtain or maintain the listing of the surviving company’s common stock on Nasdaq or any other national stock exchange following the proposed Business Combination; (7) the risk that the consummation of the proposed Business Combination disrupts the current plans and operations of OSR Holdings; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the surviving company to continue to raise additional capital to finance operations and to retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the demand for BLAC’s and the surviving company’s technologies, products or product candidates together with the possibility that BLAC and/or the surviving company may be adversely affected by other economic, business, and/or competitive factors; (12) risks and uncertainties related to OSR Holdings’ business; and (13) other risks and uncertainties included in (x) the “Risk Factors” sections of the Registration Statement, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by BLAC and (y) other documents filed or to be filed with the SEC by BLAC. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. BLAC and OSR Holdings do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

2.1	First Amendment to Amended and Restated Business Combination Agreement, dated as of December 20, 2024 between Bellevue Life Sciences Acquisition Corp. and OSR Holdings Co., Ltd.

10.1	Form of First Amendment to Subscription Agreement, by and among Bellevue Life Sciences Acquisition Corp. and the investors signatory thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2024

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By:	/s/ Kuk Hyoun Hwang
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer